UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2018

CORPORATE CAPITAL TRUST II

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-01108 (Commission File Number)	47-1595504 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On December 13, 2018, Corporate Capital Trust II (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at which a quorum was present in person or by proxy.

(b) At the Annual Meeting, the Company’s shareholders voted on a total of five proposals, as identified below, all of which were described in the Company’s 2018 Proxy Statement dated October 19, 2018 (the “2018 Proxy Statement”). The following are the voting results on the proposals considered and voted upon at the Annual Meeting.

1. Proposal 1:	To re-elect Todd C. Builione for a one-year term expiring at the 2019 annual meeting of shareholder and until his successor is duly elected and qualified. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
1,753,649	21,796	56,699	7,146,687

2. Proposal 2:	To re-elect James H. Kropp for a one-year term expiring at the 2019 annual meeting of shareholder and until his successor is duly elected and qualified. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
1,753,649	21,796	56,699	7,146,687

3. Proposal 3:	To re-elect Mark D. Linsz for a one-year term expiring at the 2019 annual meeting of shareholder and until his successor is duly elected and qualified. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
1,737,375	34,541	60,228	7,146,687

4. Proposal 4:	To re-elect Thomas W. Morgan for a one-year term expiring at the 2019 annual meeting of shareholder and until his successor is duly elected and qualified. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
1,737,375	29,439	65,330	7,146,687

5. Proposal 5:	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
8,917,541	6,252	55,038	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE CAPITAL TRUST II

Date: December 17, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary